                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 2)

Filed by the Registrant []

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             SABA PETROLEUM COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                             SABA PETROLEUM COMPANY

                          3201 Airpark Drive, Suite 201
                         Santa Maria, California  93455

                           __________________________

                            NOTICE OF ANNUAL MEETING
                      OF STOCKHOLDERS AND PROXY STATEMENT

                            TO BE HELD MAY 30, 1997

Dear Stockholder:

         The Annual Meeting of Stockholders of Saba Petroleum Company ("Saba" or the "Company") will be held at the Airport Hilton Hotel, 5711 West Century Boulevard, Los Angeles, California on May 30, 1997, at 10:30 a.m. PDT for the following purposes:

                 I.       To elect seven Directors of the Company; and

                 II. To approve a change in the Company's state of incorporation from Colorado to Delaware; and

                 III. To approve the 1997 Stock Option Plan for Non-Employee Directors (the "Directors Plan"); and

                 IV. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Company; and

                  V. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 18, 1997 as the record date for determining Stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope, which mailing will be postage free if mailed in the United States of America. You may revoke the proxy by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Regardless of how many shares you own, your vote is very important. Please sign, date and return the enclosed proxy card today.

         The Company's Annual Report for its 1996 fiscal year is being mailed to Stockholders and accompanies these proxy materials. The Annual Report contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting materials.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Walton C. Vance
                                       Secretary

Santa Maria, California
April 25, 1997

                             SABA PETROLEUM COMPANY

                          3201 Airpark Drive, Suite 201
                         Santa Maria, California  93455

                                 ______________

                                PROXY STATEMENT


         This Proxy Statement is furnished to the holders ("Stockholders") of common stock, no par value ("Common Stock") of Saba Petroleum Company, a Colorado corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on May 30, 1997 at 10:30 a.m. PDT at the Airport Hilton Hotel located at 5711 West Century Boulevard, Los Angeles, California (including any adjournments or postponements thereof, "Annual Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about April 25, 1997.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE

         Only Stockholders of record at the close of business on April 18, 1997, the record date ("Record Date") for the meeting, will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, Saba had outstanding 10,640,177 shares of Common Stock. Shares of Common Stock are the only securities of Saba entitled to vote at the Annual Meeting and each share outstanding as of the record date will be entitled to one vote on all matters except the election of Directors, for which a Stockholder may cumulate his votes. See "Voting of Proxies."

VOTE REQUIRED FOR APPROVAL

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. If a quorum is present, a majority of the shares of Common Stock represented in person or by proxy at the meeting and voting on a proposal is required to approve the election of Directors and all other proposals. Capco Resources Ltd. ("Capco") and SEDCO, Inc. ("SEDCO"), which own approximately 48.40% and 3.83% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for each of the nominees named herein.

REVOCABILITY OF PROXIES

         A Stockholder who dates, signs and returns the enclosed form of proxy may revoke the proxy at any time before it is voted by submitting a duly executed written revocation or a proxy bearing a later date to the Secretary of the Company. Attendance at the meeting shall not have the effect of revoking a proxy unless the Stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, Directors, executive officers and employees of the Company, without receiving extra compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owner of shares of the Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials, which are anticipated to total approximately $10,000.

VOTING OF PROXIES

         Every Stockholder voting for the election of Directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or distribute such Stockholder's votes on the same principle among as many candidates as the Stockholder may select, provided that votes cannot be cast for more than seven candidates. However, no Stockholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the Stockholder, or any other Stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

         Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy, which does not indicate instructions, will be voted FOR the Director Nominees identified below and FOR the other proposals. The proxy permits a Stockholder to withhold voting for any and all members of the Board of Directors or to abstain from voting for any proposal if the Stockholder so chooses. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting FOR an item of business, and, therefore, have the same effect as
a vote AGAINST a business item.   Broker non-votes are counted for purposes of
determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either FOR or AGAINST an item of business. The Annual Meeting will be held for the transaction of business described herein and for the transaction of such other business as may properly come before the Annual Meeting. Proxies will confer discretionary authority with respect to any other matters, which may properly be brought before the Annual Meeting (which, as defined herein, includes any postponements or adjournments thereof). At the date of this Proxy Statement, the only business that the Company's management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

                    PROPOSAL NO.  I - ELECTION OF DIRECTORS


         The entire Board of Directors is elected annually to serve until their terms expire and their successors have been elected and qualified. It is the intention of the persons named in the proxy to vote for the nominee listed below except where authority has been withheld as to a particular nominee or as to all nominees. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. Capco and SEDCO, which own approximately 48.40% and 3.83% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for each of the nominees listed below. Pursuant to the Company's Articles of Incorporation, the Stockholders have authorized a minimum of four and a maximum of twelve Directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM TO EXPIRE AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS

         The Board of Directors recommends a vote for the following Director Nominees, designated as Proposal No. I on the enclosed proxy card. YEAR FIRST


     NAME AND POSITION CURRENTLY HELD                          BECAME A       YEAR CURRENT
             WITH THE COMPANY                      AGE         DIRECTOR       TERM EXPIRES
------------------------------------------------------------------------------------------
Ilyas Chaudhary, Chief Executive Officer,          49            1985              1997
President, Chairman of the Board of Directors
Alex S. Cathcart, Executive Vice President         62            1997              1997
and Director
Walton C. Vance, Vice President, Chief             49            1996              1997
Financial Officer, Secretary and Director
William N. Hagler, Director                        63            1994              1997
Rodney C. Hill, Director                           59            1997              1997
Ronald D. Ormand                                   38               -                 -
Faysal Sohail                                      33               -                 -

INFORMATION ABOUT DIRECTOR NOMINEES

         Following is a brief account of the business experience during the past five (5) years of each of the seven Director nominees of the Company indicating their principal occupation and employment during that period, and the name and principal business of any organization in which such occupations and employment were carried out.

         Ilyas Chaudhary has been a Director of the Company since 1985 and has served as Chairman of the Board since 1993. He has been Chief Executive Officer since 1993 and President since 1994 and had also served as President during parts of 1991, 1992 and 1993. Mr. Chaudhary is a Director and controlling stockholder of Capco, the Company's majority stockholder, whose common stock is traded on the Alberta Stock Exchange and which owns 48.40% of the Company's Common Stock, and the controlling stockholder of SEDCO, owner of 3.83% of the Company's Common Stock. Mr. Chaudhary has 24 years of experience in various capacities in the oil and gas industry, including eight years of employment with Schlumberger Well Services from 1972 to 1979. Mr. Chaudhary received a Bachelor of Science degree in Electrical Engineering from the University of Alberta, Canada. Mr. Chaudhary is also a Director of Meteor Industries, Inc.

         Alex S. Cathcart has been a Director of the Company since January 1997 and became Executive Vice President in March 1997. Mr. Cathcart has served as President and Chief Executive Officer of Beaver Lake Resources Corporation since 1993. He has also served as President and Chief Operating Officer of Saba Offshore, Inc. and Sabacol, Inc. since December 1996, and of Saba Exploration Company since March 7, 1997. From 1987 to 1993 he was the chairman and principal owner of Barshaw Enterprises Ltd., a family-owned consulting and investment company operating primarily in the oil industry. Mr. Cathcart has over 39 years experience in the oil industry. His exploration experience was gained with Texaco Exploration Company, Francana Oil & Gas and LL&E Canada. Since 1971, he has been involved in general management with Banner Petroleum, Voyager Petroleum, Natomas Exploration of Canada, Page Petroleum and Prime Energy.

         Walton C. Vance has been the Vice President and Chief Financial Officer of the Company since 1993 and became Secretary in 1994. Mr. Vance has been a Director of the Company since September 1996. From 1990 to 1993, he was an independent consultant and provided accounting and financial reporting services to small businesses, including oil and gas producers. From 1985 to 1990, Mr. Vance was the Executive Director for a law firm in Dallas, Texas.
Mr. Vance was the Chief Financial Officer of Natural Resource Management Corporation (now Edisto Resources) from 1981 to 1983 and Treasurer in 1984.

         William N. Hagler has been a Director of Saba Petroleum Company since 1994 and also serves as a Director for Santa Maria Refining Company. Mr. Hagler is Chairman of the Board of Directors, Chief Executive Officer and President of Unico, Inc., a company he founded in 1979. Unico is engaged in petroleum refining, co-generation, natural gas production and the manufacturing of methanol, a natural gas based petrochemical. Mr. Hagler received a B.S. degree in Industrial Engineering from North Carolina State University in 1955, and has been continuously engaged in various phases of petroleum manufacturing and marketing with Exxon, Cities Service Oil Company and Riffe Petroleum Co. Prior to founding Unico, Mr. Hagler was Vice President of Plateau, Inc., a Rocky Mountain regional oil refinery. Mr. Hagler is a former member of the New Mexico Environmental Improvement Board and is currently a member of the City of Farmington, New Mexico Public Utility Commission.

         Rodney C. Hill has been a Director of the Company since January 1997. Since 1993 Mr. Hill has served as President of Rodney C. Hill, a (California) Professional Corporation. From 1981 until 1993 Mr. Hill was a senior partner in Hill & Weiss, where he was in charge of that firm's natural resources and corporate securities departments. Prior to 1981 Mr. Hill served as both a senior partner at several major Southern California law firms and as an officer of certain natural resources companies where he directed their oil and gas property acquisitions. Mr. Hill has over 30 years experience in advising oil and gas companies on various legal matters, including mergers and acquisitions.

         Ronald D. Ormand currently serves as a Managing Director of Oppenheimer & Co., Inc., an international investment banking firm, where he has been employed since 1988. Mr. Ormand is the head of Oppenheimer's Energy Investment Banking Group, which is responsible for financing and advising energy companies on a worldwide basis. Prior to 1988, Mr. Ormand was employed by L.F. Rothschild & Co., Inc., Bateman Eichler Hill Richards, Inc., and Rauscher Pierce Refsnes, Inc. in their investment banking departments.

         Faysal Sohail currently serves as Vice President and General Manager for Synopsys, Inc., a leading Silicon Valley provider of Electronic Design Automation (EDA) tools for complex integrated circuits where he has been employed since 1996. He is responsible at Synopsys for corporate strategic planning and representing this company to the investment community. From 1990 to 1996 he worked as a senior executive and co-founder of Silicon Architects which is a worldwide licensor of libraries for highly complex integrated circuits to semiconductor manufacturers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors met eight times during fiscal year 1996. The Company has standing Executive, Audit and Compensation Committees.


         The Executive Committee, until January 1997, consisted of Messrs. Chaudhary, Barker and Richards, and presently consists of Messrs. Chaudhary and Hill, with one vacancy. This committee has all authority, consistent with the Colorado Business Corporations Act, as may be granted to it by the Board of Directors. The Executive Committee held no meetings during fiscal year 1996. The Executive Committee may have and may exercise all the powers and authority of the Board of Directors in the oversight of the management of the business and affairs of the Company, except that the Executive Committee will not have the power (except, to the extent authorized by a resolution of the Board of Directors) to amend the Company's Articles of Incorporation or By-Laws, fix the designations, preferences, and other terms of any preferred stock of the Company, adopt an agreement of merger or consolidation, authorize the issuance of stock, declare a dividend or recommend to the Stockholders of the Company, the sale, lease or exchange of all or substantially all of the Company's property and assets, a dissolution of the Company or a revocation of such a dissolution. The Executive Committee administers the non-qualified stock option plans of the Company. Subsequent to December 1996 additional financial limitations were imposed upon the authority of the Executive Committee.

         The Audit Committee, consisting of Messrs. Hagler and Hickey, with one vacancy, reviews the professional services to be provided by the Company's independent auditors. The Audit Committee held one meeting during fiscal year 1996. The Audit Committee reviews the scope of the audit by the Company's independent auditors, the annual financial statements of the Company and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention.

         The Compensation Committee, consisting of Messrs. Chaudhary, Hagler and Hickey, reviews executive salaries, and approves the salaries and other benefits of the executive officers of the Company. The Compensation Committee held four meetings during fiscal year 1996. The Compensation Committee consults with the Company's management regarding pension and other benefit plans and compensation policies and practices of the Company.

         The Stock Option Administrative Committee, consisting of all the non-employee members of the Board of Directors administers the Company's 1996 Incentive Equity Plan, which is a qualified stock option plan. This committee will also administer the 1997 Stock Option Plan for Non-Employee Directors, if approved by the stockholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 1997 with respect to beneficial ownership of the Company's Common Stock by: (i) each person who is known by the Company to beneficially own five percent or more of any class of the Company's Common Stock, (ii) each Director and nominee for Director of the Company, and (iii) all Directors, nominees for Director and officers of the Company as a group.

                 NAME & ADDRESS                    AMOUNT & NATURE OF
               OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP(1)      PERCENTAGE OF CLASS
-------------------------------------------------------------------------------------------------
STOCKHOLDERS

Capco Resources Ltd.(2)                               5,143,000                     47.64%
950, 444 Fifth Avenue S.W.
Dayon Building
Calgary, Alberta, Canada  T2P  2T8

Ilyas Chaudhary(2)(3)                                 5,611,120                     51.98%
3201 Airpark Drive, Suite 201
Santa Maria, CA  93455

DIRECTORS AND DIRECTOR NOMINEES,
OTHER THAN MR. CHAUDHARY

Alex S. Cathcart                                              -                         *
1204 Dome Tower
Toronto Dominion Square
333 - 7th Avenue  S.W.
Calgary, Alberta  T2P 2Z1

Walton C. Vance                                         113,000                      1.05%
3201 Airpark Drive, Suite 201
Santa Maria, CA  93455

William N. Hagler                                        14,000                         *
P.O. Box 35
Farmington, NM  87499

William J. Hickey, Esq.                                  12,700                         *
P.O. Box 12693
Palm Desert, CA 92270

William E. Richards                                         200                         *
Suite 1200, 550 - 6th Ave. , S.W.,
Calgary, Alberta, Canada T2P 0S2

Rodney C. Hill (4)                                            -                         *
2010 Birnam Wood Drive
Santa Barbara, CA  93108

Ronald D. Ormand                                              -                         *
10880 Wilshire Boulevard, 23rd Floor
Los Angeles, CA  90024

                 NAME & ADDRESS                    AMOUNT & NATURE OF
               OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP(1)       PERCENTAGE OF CLASS
-------------------------------------------------------------------------------------------------
DIRECTORS AND DIRECTOR NOMINEES

Faysal Sohail                                                 -                         *
16370 Sanborn Road
Saratoga, CA  95070

ALL DIRECTORS, NOMINEES AND OFFICERS AS A GROUP       5,751,020                     53.27%

*      Less than 1.00%.

(1) Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed above have sole investment and voting power with respect to such shares, subject to community property laws where applicable. The table includes the following shares that were acquirable within 60 days following March 31, 1997 by exercise of all vested options to purchase Common Stock: Ilyas Chaudhary (60,000 shares) and Walton C. Vance (110,000 shares). (The table assumes that there will be 10,795,321 shares of Common Stock outstanding within the 60-day period following March 31, 1997).

(2) Mr. Chaudhary owns of record and beneficially 1,130 shares of Common Stock and options to acquire 180,000 shares of Common Stock . Mr. Chaudhary owns fifty percent of a privately held Canadian company, which through a subsidiary, owned 90% by it and 10% by Mr. Chaudhary, owns 1,582,126 shares of the common stock of Capco, which in turn owns directly and indirectly through a wholly owned subsidiary, 5,143,000 shares (48.20%) of Common Stock. Mrs. Bushra Chaudhary, the wife of Mr. Chaudhary, owns the remaining fifty percent of the privately held Canadian company. Faisal Chaudhary, the adult son of Mr. and Mrs. Chaudhary owns 905,961 shares of the common stock of Capco and Aamna Chaudhary, the daughter of Mr. and Mrs. Chaudhary, owns 905,961 shares of the common stock of Capco. Mr. and Mrs. Chaudhary each disclaim beneficial interest in the shares of Capco owned by each other and in the shares held by Faisal Chaudhary. SEDCO, a corporation wholly owned by Mr. Chaudhary, owns 406,990 shares of Common Stock (3.77%) and 4,227,821 shares of the common stock of Capco. As of April 1, 1997 there were 9,148,311 outstanding shares of the common stock of Capco. Shares in Capco owned by members of his family may be deemed to be owned by Mr. Chaudhary by reason of the attribution rules of the Securities and Exchange Commission. Attributing all shares owned by Capco, SEDCO and members of Mr. Chaudhary's family to him would result in Mr. Chaudhary being regarded as the owner of 5,611,120 shares (51.98%) of Common Stock, including 60,000 shares that were acquirable by Mr. Chaudhary pursuant to vested options to purchase Common Stock. (This footnote assumes that there will be 10,795,321 shares of Common Stock outstanding within the 60-day period following March 31,
1997).

(3) Includes 5,143,000 and 406,990 shares of Common Stock of the Company owned by Capco and SEDCO, respectively, and 60,000 shares that were acquirable by Mr. Chaudhary pursuant to vested options to purchase Common Stock.

(4) It is expected that during 1997, Rodney C. Hill, a Professional Corporation, of which Mr. Hill is the sole stockholder, will be retained by the Company to act as its general counsel at an annual rate of $126,000 per year and will be granted options to purchase Common Stock at no less than fair market value, at the time of grant, vesting equally over a five-year period.
It is anticipated that Mr. Hill will also join the Board of Directors of Capco during 1997 and that Capco will retain the corporation of which he is the sole stockholder as its general counsel.

    CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table sets forth the name, age and position of the executive officers and key employees of the Company, other than Mr. Chaudhary:

                      NAME             AGE             POSITION
                      ----             ---             --------
                 Alex S. Cathcart      62   Executive Vice President; President
                                            and Chief Operating Officer of: (a)
                                            Beaver Lake Resources Corporation,
                                            (b) Saba Offshore, Inc.,
                                            (c) Sabacol, Inc., and (d) Saba
                                            Exploration Company

                 Walton C. Vance       49   Vice President, Secretary and
                                            Chief Financial Officer

                 Larry R. Burroughs    58   President and Chief Operating
                                            Officer of Saba Petroleum, Inc.

                 Bradley T. Katzung    43   President and Chief Operating
                                            Officer of Saba Energy of Texas,
                                            Incorporated and Saba
                                            Petroleum of Michigan, Inc.

                 Burt M. Cormany       66   President and Chief Operating
                                            Officer of Santa Maria Refining
                                            Company

Executive Officers

         Alex S. Cathcart - see resume above under "Election of Directors."

         Walton C. Vance - see resume above under "Election of Directors."

Officers of Significant Subsidiaries

         Larry R. Burroughs has been President and Chief Operating Officer of Saba Petroleum, Inc., which operates the Company's California properties, since 1994. Mr. Burroughs has over 38 years experience in the oil and gas industry as an engineer and producer, and as the owner of several oil and gas production companies.

         Bradley T. Katzung has been President and Chief Operating Officer of Saba Energy of Texas, Incorporated and President of Saba Petroleum of Michigan, Inc. since 1994. Mr. Katzung joined the Company in 1993 as Vice President of Operations for Saba Energy of Texas, Incorporated, Saba Petroleum of Michigan, Inc., and Saba Petroleum, Inc. Mr. Katzung has more than 20 years experience in the oil and gas industry, including as Vice President of Operations for Okland Oil Company and President of Midwest Oil and Gas Consultants.

         Burt M. Cormany has been President of Santa Maria Refining Company since July 1994. Mr. Cormany has worked in various capacities for the Company's Santa Maria refinery since 1961, including refinery manager from 1974 to 1990, and was a consultant to the Company for several months in 1994 prior to becoming President of Santa Maria Refining Company.

                             EXECUTIVE COMPENSATION


         Set forth below are tables prescribed by the proxy rules of the Securities and Exchange Commission which present compensation for the Company's Chief Executive Officer and the other executive officers whose aggregate cash compensation exceeds $100,000 per year (the "Named Executives").

                           SUMMARY COMPENSATION TABLE


                                                        ANNUAL COMPENSATION               LONG TERM
                                                                                        COMPENSATION
                                                                                        -------------
                                                                                  AWARDS
                                                                                ----------
                                                                                SECURITIES
                                                                  OTHER ANNUAL  UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL POSITION        YEAR   SALARY(1)   BONUS    COMPENSATION   OPTIONS        COMPENSATION(4)
---------------------------------------------------------------------------------------------------------------
Ilyas Chaudhary, Chairman of the      1996   $143,830   $20,000       (3)            -             $4,750
Board, President and Chief            1995   $150,000                 (3)         200,000             -
Executive Officer(2)                  1994   $120,786                 (3)            -                -

Walton C. Vance, Vice President,      1996   $ 95,703   $20,000       (3)            -             $2,259
Chief Financial Officer, Secretary
and Director
Burt Cormany, President and Chief     1996   $108,290   $8,330        (3)            -             $5,549
Operating Officer of Santa Maria
Refining Company

(1) In 1995 and 1994 the Company reimbursed SEDCO, a corporation wholly owned by Ilyas Chaudhary, President and Chief Executive Officer of the Company, an amount equal to $75,000 and $120,786, respectively, for management services.

(2) Mr. Chaudhary served as President from September 11, 1991 until July 16, 1992 when he was elected Chairman of the Board. He was again elected President on December 23, 1992, and served in that capacity until April 26, 1993. On December 11, 1993 and February 19, 1994, respectively, Mr. Chaudhary was elected Chief Executive Officer and President, in addition to his position as Chairman of the Board.

(3) "Other Annual Compensation" was less than the lesser of $50,000 or 10% of such officer's annual salary and bonus for such year.

(4) Represents the contributions made by the Company on behalf of these individuals to the Company's 401(k) plan.



         OPTION GRANTS IN LAST FISCAL YEAR. There were no option grants made during the fiscal year ended December 31, 1996 to the Named Executives.

         OPTION EXERCISES AND FISCAL YEAR-END VALUES. Shown below is information with respect to the options exercised in fiscal 1996 and unexercised options to purchase Common Stock of the Company granted to the Named Executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES



                                                               Number of              Value of
                                                          Unexercised Options     Unexercised, In-
                                                          at Fiscal Year-End     the-Money Options at
                                                                  (#)            Fiscal Year-End ($)
                        Shares
                     Acquired on       Value Realized        Exercisable/           Exercisable/
      Name           Exercise (#)           ($)              Unexercisable          Unexercisable
----------------------------------------------------------------------------------------------------
Ilyas Chaudhary           0                  0              40,000/160,000       $950,000/$3,800,000
----------------------------------------------------------------------------------------------------

Walton C. Vance         10,000            $55,000           110,000/80,000     $2,640,000/$1,920,000
----------------------------------------------------------------------------------------------------

Burt Cormany              0                  0                     0                      0

EMPLOYMENT AGREEMENTS

         Ilyas Chaudhary Employment Agreement. The Company and Mr. Chaudhary have entered into an employment agreement pursuant to which the Company agreed to employ Mr. Chaudhary as the President and Chief Executive Officer of the Company for a period of five years from January 1, 1995, subject to annual renewals thereafter. A relatively small portion of Mr. Chaudhary's time is spent working for Capco and other companies. The Company is reimbursed for Mr. Chaudhary's time spent on such other matters. The agreement provides for Mr. Chaudhary to receive a base salary of $150,000 per year for the first year and automatic 10% increases beginning in the second year. Under the agreement Mr. Chaudhary is eligible for participation in the stock option plans of the Company. Pursuant to the agreement, Mr. Chaudhary received options to acquire 200,000 shares of the Company's Common Stock, vesting 20% per annum, at an exercise price of $1.50 per share. Upon termination of Mr. Chaudhary's employment during the term of the employment agreement for any reason other than for "cause," Mr. Chaudhary's death or permanent incapacitation, or voluntary termination, the Company will be obligated to pay Mr. Chaudhary a lump sum severance payment in the amount equal to Mr. Chaudhary's then current annual base salary.

         Walton C. Vance Employment Agreement. The Company and Mr. Vance have entered into an employment agreement pursuant to which the Company agreed to employ Mr. Vance as Vice President and Chief Financial Officer of the Company for a period of five years from July 1, 1993, subject to annual renewals thereafter. The agreement provides for Mr. Vance to receive a base salary of $106,500 in the fourth year of the contract (through June 30, 1997) and a base salary of $117,200 in the final year of the agreement. Under the agreement Mr. Vance is eligible for participation in the stock option plans of the Company. Pursuant to the agreement, Mr. Vance received options to acquire 200,000 shares of the Company's Common Stock, vesting 20% per annum, at an exercise price of $1.25 per share. Upon termination of Mr. Vance's employment during the term of the employment agreement for any reason other than for "cause," Mr. Vance's death or permanent incapacitation, or voluntary termination, the Company will be obligated to pay Mr. Vance a lump sum severance payment in the amount equal to Mr. Vance's then current annual base salary.

         Burt Cormany Employment Agreement. The Company's Santa Maria Refining Company subsidiary and Mr. Cormany have entered into an employment agreement pursuant to which the Company agreed to employ Mr. Cormany as President and Chief Operating Officer of that subsidiary for the period from January 1, 1997 through December 31, 1998. The agreement provides for Mr. Cormany to receive a base salary of $110,000 in the first year of the contract and a base salary of $120,000 in the second year of the agreement. Under the agreement Mr. Cormany is eligible for participation in the stock option plans of the Company.

DIRECTOR COMPENSATION

         The Company does not pay any additional remuneration to executive officers for serving as Directors. Directors of the Company who are not employees received a retainer of $7,500 and $750 per meeting attended in person in 1996 ($100 for telephonic meetings). The present Board of Directors received a total of $47,900 in cash compensation in 1996. The Directors of the Company are also reimbursed for out of pocket expenses incurred in connection with their attendance at Board of Directors meetings, including reasonable travel and lodging expenses. For 1997 non-employee Directors will receive a retainer of $12,000 for the first four Board meetings and $1,000 per meeting for the fifth and any additional meetings, including committee meetings attended. Assuming adoption of the 1997 Stock Option Plan for Non-Employee Directors, each such Director shall also receive annually an option to acquire 3,000 shares of the Company's Common Stock at fair market value at the date of grant. No family relationships exist between or among any of the Directors or executive officers. See "Certain Relationships and Related Transactions."

                 PROPOSAL NO. II - REINCORPORATION IN DELAWARE


INTRODUCTION

         The Board of Directors believes that the best interests of the Company and its Stockholders will be served by changing the state of incorporation of the Company from Colorado to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, the elimination or lessening of the effect of prior failures to follow Colorado corporate law, and the increased ability of the Company to attract and retain qualified Directors. The Company believes that its Stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the Stockholders in the event of an unsolicited takeover attempt, the proposed Delaware Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") and Bylaws are substantially similar to those currently in effect in Colorado, with the exception that cumulative voting will be eliminated. (Cumulative voting has been required since the incorporation of the Company in 1979, but has not been implemented by the Company. For a discussion regarding the fact that Stockholders may not have been advised of their right to cumulative voting in the past and the impact on the Company's prior actions, please see "Stockholders Were Not Advised of Cumulative
Voting Rights in Prior Proxy Solicitations.") The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Stockholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Saba Colorado" refers to the existing Colorado corporation and the term "Saba Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Saba Colorado, which is the proposed successor to Saba Colorado.

         The Reincorporation Proposal will be effected by merging Saba Colorado into Saba Delaware (the "Merger"). Upon completion of the Merger, Saba Colorado will cease to exist and Saba Delaware will continue to operate the business of the Company under the existing Company name, Saba Petroleum Company. Pursuant to the Agreement and Plan of Merger between Saba Colorado and Saba Delaware, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of Saba Colorado Common Stock, no par value, will automatically be converted into one share of Saba Delaware Common Stock, $.001 par value. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING SABA COLORADO STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SABA DELAWARE.

         Upon the date on which the Merger is effective (the "Effective Date"), Saba Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Saba Colorado. Each outstanding and unexercised option or other right to purchase shares of Saba Colorado Common Stock will become an option or right to purchase the same number of shares of Saba Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Saba Colorado option or stock purchase right at the Effective Date. It is expected that the Common Stock of Saba Delaware will be listed on the American Stock Exchange and that it will trade under the same symbol (SAB) as does the common stock of Saba Colorado.

         The Proposed Reincorporation has been unanimously approved by Saba Colorado's Board of Directors. If approved by the Stockholders, it is anticipated that the Effective Date of the Merger will be as soon as reasonably practicable following the Annual Meeting of Stockholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without Stockholder approval) either before or after Stockholder approval has been obtained and prior to the

Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

         Stockholders of Saba Colorado will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Saba Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

         Approval of the Reincorporation Proposal, which will also constitute approval of the (i) Merger Agreement, the Amended and Restated Certificate of Incorporation and the Bylaws of Saba Delaware, (ii) the assumption of Saba Colorado's employee benefit plans and outstanding stock options by Saba Delaware and (iii) revisions in the Company's indemnification agreements with its officers and Directors to conform those agreements to Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Saba Colorado Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION OR A BROKER NON- VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that Stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

         Prominence, Predictability and Flexibility of Delaware Law.   For many
years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with
respect to corporate legal affairs.   The Company has experienced difficulty in
its application of Colorado law in a number of instances. Such instances include the failure to observe cumulative voting requirements, accord preferential rights to stockholders, and to observe certain corporate formalities. See "Saba Colorado Stockholders Were Not Advised of Cumulative Voting Rights in Prior Proxy Solicitations."

         Increased Ability to Attract and Retain Qualified Directors.   Both
Colorado and Delaware law permit a corporation to include a provision in its Certificate of Incorporation which reduces or limits the monetary liability of Directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against Directors and
officers has   greatly expanded the risks facing Directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its Directors and officers and to limit situations in which monetary damages can be recovered against Directors so that the Company may continue to attract and retain qualified Directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to Directors than Colorado law and that Delaware case law regarding a corporation's ability to limit Director liability is more developed and provides more guidance than Colorado law.

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its Stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

         The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The seven Directors who are elected at the Annual Meeting of Stockholders will become the Directors of Saba Delaware. All employee benefit plans of Saba Colorado will be assumed and continued by Saba Delaware. All stock options, warrants or other rights to acquire Common Stock of Saba Colorado will automatically be converted into an option or right to purchase the same number of shares of Saba Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Saba Colorado's other employee benefit arrangements will also be continued by Saba Delaware upon the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the Certificate of Incorporation or Bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

         Nevertheless, certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which Saba Delaware does not intend to opt out, restricts certain "business combinations" with "interested Stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Stockholder Approval of Certain Business Combinations." Furthermore, the elimination of cumulative voting could be viewed as having an antitakeover effect in that it can make it more difficult for a minority stockholder to gain a seat on the Board. Other measures permitted under Delaware law, which the Company does not presently intend to implement, include the ability to establish a staggered Board of Directors, and to eliminate the right of Stockholders controlling at least ten percent (10%) of the voting shares to call a special meeting of Stockholders. The elimination of cumulative voting and the establishment of a classified Board of Directors can also be undertaken under Colorado law in certain circumstances. For a detailed discussion of certain of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Saba Colorado and Saba Delaware." For a more complete discussion of differences between the laws of Colorado and Delaware, see "Significant Differences Between the Corporation Laws of Colorado and Delaware."

         In addition, while both Colorado and Delaware law permit a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include provisions, which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its Stockholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF SABA COLORADO AND SABA DELAWARE

         The provisions of the Saba Delaware Certificate of Incorporation (Exhibit B) and Bylaws (Exhibit C) are similar to those of the Saba Colorado Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Saba Delaware Certificate of Incorporation and Bylaws that alter the rights of Stockholders and the powers of management. In addition, Saba Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of Colorado and Delaware."

         The Articles of Incorporation of Saba Colorado currently authorize the Company to issue up to 150,000,000 shares of Common Stock, no par value, and 50,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of Saba Delaware provides that such company also will have 150,000,000 authorized shares of Common Stock, $.001 par value, and 50,000,000 shares of Preferred Stock, $.001 par value. Like Saba Colorado's Articles of Incorporation, Saba Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without Stockholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either Colorado or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

         Monetary Liability of Directors. The Articles of Incorporation of Saba Colorado and the Certificate of Incorporation of Saba Delaware both provide for the elimination of personal monetary liability of Directors under certain circumstances. The provision eliminating monetary liability of Directors set forth in the Saba Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Saba Colorado Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability, and the latter limits indemnification where the indemnified party is adjudged liable for his or her own negligence or misconduct in the performance of his or her duty. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of Colorado and Delaware--Indemnification and Limitation of Liability."

         Size of the Board of Directors. The Bylaws of Saba Delaware provide for a Board of Directors consisting of seven Directors. The Bylaws of Saba Colorado provide for a Board of Directors of from four to twelve members.
Under Colorado law, although changes in the number of Directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of Directors within a stated range set forth in the articles of incorporation or Bylaws, if the stated ranges have been approved by the Stockholders. Delaware law permits the Board of Directors acting alone, to change the authorized number of Directors by amendment to the Bylaws, unless the Directors are not authorized to amend the Bylaws or the number of Directors is fixed in the Certificate of Incorporation (in which case a change in the number of Directors may be made only by amendment to the Certificate of Incorporation following approval of such change by the Stockholders). The Saba Delaware Certificate of Incorporation provides that the number of Directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Saba Delaware could amend the Bylaws to change the size of the Board of Directors from seven Directors without further stockholder approval. If the Reincorporation Proposal is approved, the seven Directors of Saba Colorado who are elected at the Annual Meeting of Stockholders will continue as the seven Directors of Saba Delaware after the Proposed Reincorporation is consummated.

         Cumulative Voting for Directors. The Articles of Incorporation of Saba Colorado entitle a stockholder to cumulate his or her votes at an election of Directors. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of Directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose.

         In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which Directors are to be elected would have the power to elect all the Directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the Stockholders to obtain representation on the Company's Board of Directors. Under Colorado and Delaware law, cumulative voting in the election of Directors is not mandatory, but is a permitted option. The Saba Delaware Certificate of Incorporation does not provide for cumulative voting rights.

         Power to Call Special Stockholders' Meetings.   Under Colorado law, a
special meeting of Stockholders may be called by the Board of Directors, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the Bylaws or by resolution. The Bylaws of Saba Colorado do not specifically allow any other person to call a special meeting, except for a special stockholders meeting held to elect Directors which were not elected as required during an annual meeting of stockholders on the date fixed by the Bylaws, which meeting may be called, under Saba Colorado's Bylaws, by either the Board of Directors then in office, or by any two Stockholders. Under Delaware law, a special meeting of Stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Saba Delaware currently authorize the Board of Directors, the Chairman of the Board, the President or the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of Stockholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without Stockholder approval.

         Filling Vacancies on the Board of Directors. Under Colorado law, any vacancy on the Board of Directors other than one created by removal of a Director elected by a voting group of stockholders may be filled by the Board or the Stockholders. If the number of Directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the Directors then in office, by the affirmative vote of a majority of the Directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining Director. A vacancy created by removal of a Director elected by a voting group of stockholders may be filled by the Board by the affirmative vote of a majority of the remaining Directors elected by such voting group of stockholders, unless the articles of incorporation provide otherwise. Subject to any contrary provision in the articles of incorporation, such vacancy may also be filled by the affirmative vote of stockholders belonging to such voting group. There is no contrary provision in the Articles of Incorporation of Saba Colorado. Under Delaware law, vacancies and newly created Directorships may be filled by a majority of the Directors then in office (even though less than a quorum) or by a sole remaining Director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such Director(s), in which case a majority of the Directors elected by such class, or a sole remaining Director so elected, shall fill such vacancy or newly created Directorship). The Bylaws of Saba Delaware provide that any vacancy created by the removal of a Director by the Stockholders of Saba Delaware may be filled only by the affirmative vote of a majority of Stockholders at a meeting at which a quorum is present. Following the Proposed Reincorporation, the Board of Directors of Saba Delaware could, although it has no present intention to do so, amend the Bylaws to provide that Directors may fill any vacancy created by removal of Directors by the Stockholders.

         Loans to Officers and Employees. Under Colorado law, any loan or guaranty to or for the benefit of a Director of the corporation as a "conflicting interest transaction" requires either: (i) approval of the majority of disinterested Directors after disclosure of material facts, (ii) approval of the stockholders after disclosure of material facts, or (iii) that it be fair as to the corporation. Pursuant to the Saba Delaware Bylaws and in accordance with Delaware law, Saba Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including Directors who are also officers or employees) when such action, in the judgment of the Directors, may reasonably be expected to benefit the corporation. The standards for approval of loans to Directors who are not otherwise officers or employees of Saba Delaware are substantially the same as those existing for Saba Colorado.

         Voting by Ballot. Saba Colorado's Bylaws provide, consistent with Colorado law that the election of Directors at a Stockholders' meeting shall be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Certificate of Incorporation of Saba Delaware provides that elections of Directors need not be by ballot, unless the Bylaws provide otherwise. The Bylaws of Saba Delaware do not require election of Directors by ballot, and thus Directors of Saba Delaware, unlike the Directors of Saba Colorado, need not be elected by written ballot.

COMPLIANCE WITH DELAWARE AND COLORADO LAW

         Following the Annual Meeting of Stockholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the office of the Colorado Secretary of State and to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATIONS LAWS OF COLORADO AND DELAWARE

         The corporation laws of Colorado and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of Stockholders, are discussed below.

         Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant Stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("DGCL"), certain "business combinations" with "interested Stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.
Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

         For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other Stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by Directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

         Section 203 only applies to corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Saba Delaware does not intend to so elect. Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Saba Delaware in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to Saba Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Saba Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions. See "Stockholder Voting" herein.

         Removal of Directors. Under Colorado law, unless the articles of incorporation provide otherwise, any Director or the entire Board of Directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual Director may be removed if the number of votes cast against such removal would be sufficient to elect the Director under cumulative voting, and any Director elected by a voting group can only be removed by that voting group. Under Delaware law, a Director of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of Directors. In the case of a Delaware corporation having cumulative voting, if less than the entire Board is to be removed, a Director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the Director under cumulative voting. A Director of a corporation with a classified Board of Directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides. The Certificate of Incorporation and Bylaws of Saba

Delaware do not provide for a classified Board of Directors or for cumulative voting. By contrast, the stockholders of Saba Colorado are entitled to cumulative voting.

         Staggered Board of Directors. A staggered or classified Board is one on which a certain number, but not all, of the Directors are elected on a rotating basis each year. This method of electing Directors makes changes in the composition of the Board of Directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Colorado law permits corporations to provide for a staggered Board of Directors by allowing for either all, or one-half or one-third of the Board to be elected annually. Although Saba Colorado qualifies to adopt a classified Board of Directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the Directors can be divided into as many as three classes with staggered terms of office, with only one class of Directors standing for election each year. The Saba Delaware Certificate of Incorporation and Bylaws do not provide for a classified Board and Saba Delaware presently does not intend to propose establishment of a classified Board. The establishment of a classified Board following the Proposed Reincorporation would require the approval of the stockholders of Saba Delaware.

         Indemnification and Limitation of Liability. Colorado and Delaware have similar laws respecting indemnification by a corporation of its officers, Directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or Certificate of Incorporation, as the case may be, eliminating the liability of a Director to the corporation or its stockholders for monetary damages for breach of the Director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

         The Articles of Incorporation of Saba Colorado eliminate the liability of Directors to the corporation to the fullest extent permissible under Colorado law, except where the Director is adjudged liable for his or her own negligence or misconduct in the performance of his or her own duties. Though the Bylaws of Saba Colorado attempt to extend indemnification further, the relevant provisions of the Article of Incorporation are controlling. In any event, Colorado law does not permit the elimination of monetary liability for breach of fiduciary duty as a Director where such liability is based on: (a) breach of the Director's duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) unlawful distributions, (d) any transaction from which the Director directly or indirectly derived an improper personal benefit, or (e) any act or omission occurring before the provision eliminating liability became effective.

         The Certificate of Incorporation of Saba Delaware also eliminates the liability of Directors to the corporation or its Stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under Delaware law are substantially similar to the limitations imposed by Colorado law as described in the preceding paragraph.

         Colorado law permits indemnification of a person made party to a proceeding because the person is or was a Director against liability incurred in the proceeding if: (a) the person conducted himself or herself in good faith; and (b) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in the all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under Colorado law, a corporation may not indemnify a Director in connection with a derivative action in which the Director was adjudged liable to the corporation, or in connection with any other proceeding charging that the Director derived an improper personal benefit, and in which proceeding the Director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

         Under Delaware law, a corporation may indemnify a Director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in Colorado law, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as in Colorado, indemnification is limited to reasonable expenses incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the Director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the Director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonable so entitled in view of all the circumstances. By comparison, under Colorado law, if a corporation elects not to indemnify a Director against expenses incurred in connection with a derivative action because the Director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the Director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

         Under both Colorado and Delaware law, officers, employees and agents (as well as fiduciaries, under Colorado law) may be indemnified to the same extent as Directors.

         Under both Colorado and Delaware law, a corporation must indemnify the person made party to a proceeding because such person was a Director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Though, under Colorado law, this mandatory indemnification may be limited by the articles of incorporation, the Articles of Incorporation of Saba Colorado contain no such limitation. Also, under Delaware law, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation; under Colorado law, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

         Under Delaware law, the corporation may advance the expenses incurred by a Director in connection with proceedings prior to a final adjudication if the Director executes an undertaking to repay such amounts if it is ultimately determined that the Director is not entitled to indemnification. The Board may set other terms and conditions for the advance of expenses on behalf of employees and agents. Saba Delaware has no present intention to limit advances. Under Colorado law, in addition to the undertaking referred to above (which must be an unlimited general obligation of the Director, but need not be secured), the Director must furnish a written affirmation of the Director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

         Under both Delaware and Colorado law, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote a majority of Directors not party to the subject proceeding, by independent legal counsel, or by the stockholders. Colorado law allows for a determination by a committee where no quorum of non-party Directors can be reached; Delaware law does not require a quorum of non-party Directors. Under Colorado law, the determination is made by stockholders only if the Board directs, or cannot approve because of a lack of non-party Directors; there is no such limitation on stockholder approval under Delaware law. The "determination" must be made in advance of indemnification and advancement of expenses under Colorado law; however, no prior determination is required for the advancement of expenses under Delaware law.

         The laws of both Delaware and Colorado authorize a corporation's purchase of insurance on behalf of Directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. Colorado law specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

         Under Colorado law, a corporation can indemnify officers, employees, fiduciaries and agents (but not Directors) to a greater extent than provided in the Colorado Business Corporations Act ("CBCA"), subject to public policy concerns, if such rights are set forth in the articles of incorporation, Bylaws, or Board or stockholder resolution, or by contract, though no such greater indemnification is provided by Saba Colorado, other than pursuant to indemnification agreements entered into between Saba Colorado and its officers and Directors. Colorado law does not provide for extended indemnification of Directors. By contrast, under Delaware law, a Director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

         The indemnification agreements entered into by Saba Colorado with its officers and Directors will be assumed by Saba Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of Directors and officers of Delaware corporations.

         Dividends and Repurchases of Shares. Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like, though Saba Colorado's Bylaws provide for dividends to be paid out of "available profits or surplus," and allow the Board to set aside reserves before declaring dividends. The concepts of par value, capital and surplus are retained under Delaware law.

         Under Colorado law, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, it the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Stockholder Voting. Under Delaware law and pursuant to Saba Colorado's Articles of Incorporation, as permitted by Colorado law, a majority of the stockholders of both acquiring and target corporations must approve statutory merger, except in certain circumstances substantially similar under both Colorado and Delaware law.

         Also, under Delaware law and pursuant to Saba Colorado's Articles of Incorporation, as permitted by Colorado law, a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Colorado law also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the Certificate of Incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Delaware law for companies, which have more than one class of shares outstanding.

         Interested Director Transactions. Under both Colorado and Delaware law, certain contracts or transactions in which one or more of a corporation's Directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Colorado and Delaware law. The most significant difference between the DGCL and the CBCA is that under Colorado law, a corporation cannot rely on ratification or authorization of a disinterested Board of Directors regarding a loan or guaranty benefiting a Director unless the stockholders have been given at least 10 days written notice. The Company is not aware of any plans of the Board of Directors to propose, authorize or ratify any such transaction for which notice would be required under Colorado law, but not under Delaware law.

         Stockholder Derivative Suits. Colorado law provides that the corporation or the defendant in a derivative suit may require the plaintiff stockholder to furnish a security bond if the stockholder holds less than five percent of the outstanding shares of any class and such shares have a market value of less than $25,000. Delaware does not have a similar bonding requirement.

         Appraisal Rights. Under both Colorado and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Appraisal rights are available in response to similar transactions under both Delaware and Colorado law, except that under Colorado law, appraisal rights are also available to a stockholder in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by Delaware law); (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the stockholders is otherwise required; and (iii) a reverse stock split if the split reduces the number of shares owned by the stockholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

         In addition, there are differences in the timing of payments made to dissenting stockholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make Colorado law more favorable from a Stockholder's point of view.

         Under both Delaware and Colorado law, stockholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within 10 days. Other procedural differences between Colorado and Delaware law may be viewed as more favorable to a dissenting stockholder.

         Under Delaware law, a dissenting stockholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the stockholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting stockholders, as equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

         In contrast, under Colorado law, a dissenting stockholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting stockholder is dissatisfied with this offer, he or she may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting stockholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under Delaware law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike in Delaware, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights. In addition, Colorado law is not well developed in the context of valuing dissenter's shares. Thus, the fair value of dissenter's shares assigned by a court interpreting the CBCA could differ significantly (and could be significantly lower) from the value assigned by a Delaware court. The procedure under Colorado laws will likely ensure that dissenters receive at least some value from the corporation for their shares at an earlier date.

         The Company believes that transactions in which the Company most likely would be involved would involve other public companies, in which case dissenter's rights would not be applicable under either Colorado or Delaware law. The Company does not presently intend to take any action, which would give rise to dissenter's rights. However, should such a transaction occur, the provisions under Colorado law may be viewed more favorable to a stockholder than the provisions under Delaware law.

         Dissolution. Under Colorado law, dissolution may be authorized by the adoption of a plan of dissolution by the Board of Directors, followed by the recommendation of the proposal to the stockholders (unless because of a conflict of interest or other circumstances the Board determines it cannot make any recommendation), then followed by the approval of stockholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon; however, the Articles of Incorporation of Saba Colorado provide for the approval by a 2/3 majority of such voting groups to make "pro rata distributions of part or all of the assets of the corporation" to those stockholders who "shall have first deposited their capital stock" with the corporation. Colorado law also provides for judicial dissolution of a corporation in an action by a stockholder upon a showing that (i) the Directors are deadlocked in management, the stockholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock; (ii) the Directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent; (iii) the stockholder have been deadlocked over two annual meetings in the election of Directors; or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be approved by all the Stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a Board-initiated dissolution, Delaware law allows a Delaware corporation to include in its Certificate of Incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Saba Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Saba Delaware that had previously been approved by its Board of Directors. Delaware law provides for dissolution by operation of law for 'abuse, misuse or nonuse of its corporate powers, privileges or franchises."

         Action by Consent. Under Colorado law, unless the articles of incorporation require that a particular action is taken at a meeting of stockholders, any action to be taken by stockholders may be taken instead by the unanimous written consent of all stockholders entitled to vote thereon. Under Delaware law, action in lieu of a meeting is also allowed. However, under Delaware law, the action may be taken by the written consent of only those stockholders required to vote in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken. This right is not limited by Saba Delaware's Certificate of Incorporation or Bylaws. Some Stockholders of Saba Delaware thus could receive notice of certain matters after stockholder action has been taken if a majority of stockholders deliver their prior consent to such action in lieu of a meeting. Nevertheless, Saba Colorado and Saba Delaware, after the Proposed Reorganization, will be subject to listing requirements and rules of the American Stock Exchange, which will not allow Saba Delaware to take significant action (e.g., election of Directors, approval of amendments to its Certificate of Incorporation, and approval of major transactions) without a stockholders' meeting if less than unanimous consent is being solicited.

SABA COLORADO STOCKHOLDERS WERE NOT ADVISED OF CUMULATIVE VOTING
RIGHTS IN PRIOR PROXY SOLICITATIONS.

         The Company historically has not employed cumulative voting, although it is required to do so by Colorado law. The failure to utilize cumulative voting has continued until the 1997 annual meeting. Cumulative voting is essentially the right of a stockholder to multiply the number of shares he possesses by the number of Directors to be elected, and cast his votes for one or more Directors, according to the minority stockholders a greater opportunity to elect one or more Directors. As of the date hereof, no person has asserted a claim against the Company alleging such person has been denied the opportunity to vote cumulatively. The Company believes that the likelihood of a person asserting any such a claim against the Company will diminish with the passage of time. If any person who believes that he or she has been denied the right to cumulative voting, and thereby asserts a claim against the Company with respect to this issue, the Company intends to vigorously defend the matter. Since Mr. Chaudhary would nevertheless be entitled to elect a majority of the Board of Directors of the Company had cumulative voting been implemented in the past, the Company believes that the failure to inform stockholders of the existence of cumulative voting did not have a material effect upon the election of previous Boards.

         In addition, the Company may have failed to accord certain Stockholders the opportunity to exercise preferential rights to acquire newly issued shares of Common Stock. The Company has secured waivers from approximately ninety percent of the Stockholders that may have been effected by such failure and believes that any exposure that it may have had because of this failure to provide preferential rights is substantially mitigated because of the passage of time and the existence of an indemnity from Capco. In addition, in the past the Company has failed to comply with various requirements of Colorado law. The Company believes that by reincorporating in Delaware the possible impact of the foregoing matters will be further minimized.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The Proposed Reincorporation is intended to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the "Code"). Subject to the limitations, qualifications and exceptions described herein, and assuming the

Proposed Reorganization qualifies as such a "reorganization," the following tax consequences generally should result:

         (a) No gain or loss should be recognized by the Stockholders, Saba Colorado or Saba as a result of the Proposed Reincorporation;

         (b) The aggregate tax basis of the Saba Delaware Common Stock received by each stockholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Saba Colorado Common Stock surrendered by such Stockholder in exchange therefor; and

         (c) The holding period of the Saba Delaware Common Stock received by each Stockholder should include the period for which such Stockholder held the Saba Colorado Common Stock surrendered by him or her in exchange therefor, provided that such Saba Colorado Common Stock was held by such Stockholder as a capital asset as of the effective date of the Proposed Reincorporation.

         The foregoing is a summary of certain federal income tax considerations that may be relevant to holders of Saba Colorado Common Stock who receive Saba Delaware Common Stock in exchange for their Saba Colorado Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Saba Colorado Stockholders, such as those Saba Colorado Stockholders who are dealers in securities, foreign persons or Stockholders who acquired their shares upon the exercise of stock options or in other compensatory transactions; nor does this summary address any tax consequences to holders of any Saba Colorado securities other than Saba Colorado Common Stock, such as any debt securities or any options or warrants to acquire Saba Colorado Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein.

         It should be noted that the Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to any federal income tax consequences of the Proposed Reincorporation. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. The Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Saba Delaware and Saba Colorado. In addition, the opinion will neither bind the IRS nor preclude it from asserting a contrary position, which, if successful, would cause the Proposed Reincorporation to be treated as a taxable transaction, resulting in among other things, the recognition of gain or loss by the Stockholders.

         IN VIEW OF THE VARYING AND INDIVIDUAL NATURE OF THE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES THEREOF TO SUCH STOCKHOLDER, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL AND/OR FOREIGN TAX LAWS.

              PROPOSAL NO. III - APPROVAL OF THE 1997 STOCK OPTION
                        PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors adopted the 1997 Stock Option Plan for Non-Employee Directors of the Company (the "Directors Plan") on March 31, 1997, subject to approval by the stockholders of the Company at the Annual Meeting. Capco and SEDCO, which own approximately 48.40% and 3.83% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for the approval of the Directors Plan.

PRIOR HISTORY OF DIRECTORS STOCK OPTION PLANS

         In September 1992, the Company's stockholders approved a Non-Qualified Stock Option Plan for Directors and reserved 250,000 shares of unissued Common Stock for issuance under this plan. No options were granted under this plan and it was terminated by the Company's Board of Directors in July 1995. Management was instructed by the Board of Directors at that time to review alternative plans that would provide for the issuance of stock options to Directors by the Company.

DESCRIPTION OF THE DIRECTORS PLAN

         General

         The following general description of certain features of the Directors Plan is qualified in its entirety by reference to the Directors Plan, which is attached as Exhibit D. The Directors Plan is intended to encourage outside Directors of the Company to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of outside Director performance by providing such Directors with a direct interest in the Company's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside Directors.

         Administration and Eligibility

         The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of not less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "Director") will be eligible to participate in the Directors Plan. For purposes of the Directors Plan, an "employee" is a person whose compensation from the Company is subject to withholding under the Code. Currently, of the seven Directors and nominees for Director, Messrs. Hagler, Hill, Ormand, and Sohail would qualify for the issuance of options under the Directors Plan.

         Maximum Shares

         Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Directors Plan shall not exceed 250,000 shares of Common Stock. Shares of Common Stock covered by an option, which is canceled or terminated, will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

         Initial Options

         Each nonemployee Director of the Company, who is a Director on the effective date of the Directors Plan is granted an immediate option to purchase 3,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 3,000 shares of Common Stock on the first day after each succeeding annual meeting thereafter for so long as he or she continues to serve as a Director. Individuals becoming Directors after the effective date of the Directors Plan receive an immediate option to purchase 3,000 shares of Common Stock, and will also receive automatic grants of additional options to purchase 3,000 shares of Common Stock on the first day following the next annual stockholder's meeting thereafter, for so long as he or she continues to serve as a Director, provided that he or she has served as a Director for at least six months prior thereto.

         The exercise price of the options granted is equal to the fair market value per share of Common Stock on the date of grant. Options granted under the Directors Plan are exercisable immediately. In the event a grantee ceases to be a Director of the Company, vested options granted to nonemployee Directors must be exercised within three months after the Director's termination (in the event that termination was due to other than death or disability), or one year after termination (in the event that termination was due to death or disability), or by the tenth anniversary of the date of grant, whichever occurs first. All awards under the Directors Plan may be only non-qualified stock options.

         Purchase Price

         The purchase price of stock options granted under the Directors Plan may be paid in cash, shares of Common Stock held by the optionee for at least six months, or a combination thereof. Shares of Common Stock issued pursuant to the Directors Plan may be authorized but unissued shares or treasury shares. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company.

         Change in Control

         Upon a Change in Control, all Option Rights that would become exercisable through the Company's next annual stockholders' meeting following a Change in Control will become immediately exercisable in full. If any event or series of events constituting a Change in Control is abandoned, the effect thereof will be null and the exercisability of Option Rights will be governed by the provisions of the Directors Plan described above. The Directors Plan defines a Change in Control as the occurrence of any of the following events:
(i) execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by holders of securities entitled to vote generally in the election of Directors of the Company ("Voting Securities") immediately prior to such transaction; (ii) execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or legal person, unless as a result of such transaction not less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such transaction; (iii) a report is filed on Schedule 13D or Schedule 14D-1 disclosing that any person (other than a person who holds more than 10% of the Common Stock on the date of consummation of the Offering) has or intends to become the beneficial owner of a majority or more of the combined voting power of the then-outstanding Voting Securities; (iv) during any period of two consecutive years, individuals who at the beginning of any such period constitute at least a majority thereof (each Director first elected or first nominated for election by a vote of at least two-thirds of the Directors then in office who were Directors of the Company at the beginning of any such period being deemed to have been a Director of the Company at the beginning of such period); or (v) the Company adopts a plan for the liquidation or dissolution of the Company other than pursuant to a merger, consolidation or reorganization which would not constitute a Change in Control, as described in clause (i) above.

         Adjustment

         The Committee will make or provide for adjustments to the maximum number of shares issuable pursuant to the Directors Plan, the number and kind of shares of Common Stock or other securities that are covered by outstanding options, and the option price applicable to outstanding options as the Committee will in good faith determine to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

         Amendment or Termination

         The Board may at any time amend or terminate the Directors Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment will increase the maximum number of shares covered by the Directors Plan, materially modify the requirements as to eligibility for participation in the Directors Plan, or otherwise cause the Director Plan or any grant, award or election made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 promulgated under the Exchange Act, (ii) no such amendment will cause any Director to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3, (iii) provisions relating to the amount and price of securities to be awarded ant the timing of awards under the Director Plan will not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder and (iv) no amendment or termination will adversely affect any outstanding award without the consent of the Director holding such award.

         Other Provisions

         No Option Rights may be granted under the Directors Plan more than ten years after the date of approval of the Directors Plan by the Company's stockholders.

         Federal Income Tax Consequences

         A Director who receives Initial Options should be taxed under the rules described below. In general (i) no income will be recognized by an optionee at the time an Option Right is granted and (ii) at the time of exercise of an Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. The IRS has indicated that it may take the position that, where an option's exercise price is set at an amount less than fair market value on the date of grant, the optionee should recognize income at an earlier date than indicated above.

         Tax Consequences to the Company

         To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. III.
   PROPOSAL NO. IV - PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT
ACCOUNTANTS
        The Board of Directors has appointed Coopers & Lybrand L.L.P., independent accountants, as auditors of the Company for the current fiscal year. Coopers & Lybrand L.L.P. has audited the financial statements of the Company since 1994, and has no other relationship with or interest in the Company.
     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. IV.
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         Certain officers and Directors of the Company are engaged in the oil and gas business for their own accounts and have business relationships with other oil and gas companies. Consequently, there is a possibility of conflict between the interests of such officers and Directors and those of the Company. The Company monitors those relationships in an effort to minimize or avoid conflicts. The Directors that are officers of the Company have informally agreed that, in general, opportunities to acquire direct interests in oil and gas properties which may become available to them will be offered to the Company. It is expected that this informal agreement will be reduced to writing during 1997.
        In 1995 the Company borrowed $350,000 from Unico, Inc., a company controlled by William N. Hagler, a Director. The loan bore interest at 10% per annum and was repaid in December 1995.
        The Company has, from time to time, outstanding balances due to, or receivables due from, CAPCO and SEDCO (or subsidiaries of such companies). Except as indicated to the contrary, balances from and to the Company are open accounts and are unsecured. The transactions giving rise to such matters are as follows:
        In 1995 CAPCO loaned $2,221,900 to the Company at 9% per annum; the proceeds were used to acquire certain of the Company's Colombian properties. The loans are evidenced by unsecured promissory notes. $600,000 of the initial loan proceeds was exchanged for 150,000 shares of Common Stock at a price of $4 per share (which exceeded market price at the time). The balance of the loans are outstanding and are due April 1, 2006 and are subordinated to other obligations of the Company to the same extent as are the Company's Convertible Subordinated Debentures. Interest in the amounts of $147,200 and $67,600 was accrued in 1996 and 1995, respectively. Of these amounts, $81,400 was unpaid at December 31, 1996.
        In 1995 the Company borrowed $10,500 from SEDCO on a short term basis and repaid such amount during 1996.
        In 1995, the Company paid SEDCO $10,700 for reimbursement of prior year charges to the Company.
        In 1995, the Company received $210,100 from CAPCO for reimbursement of prior year charges and advances and was charged $22,700 for interest on advances.
        In 1995, the Company remitted $92,100 to CAPCO and affiliates in settlement of prior year charges.
        During 1995 the Company loaned $101,700 to SEDCO, evidenced by a secured promissory note bearing interest at 9% per annum, collateralized by Mr. Chaudhary's vested, but unexercised, options to purchase the Common Stock of the Company. The note is payable December 31, 1997. At year-end the note was current.

        In 1996, the Company received $29,300 from CAPCO and certain affiliates of Mr. Chaudhary for reimbursement of prior year advances, and charged CAPCO $9,600 for interest on such advances.

        In 1996, the Company charged SEDCO $9,800 for interest on the outstanding note receivable, and was charged $5,100 by Saba Energy, Ltd. for interest due to that company.

        The Company charged SEDCO, CAPCO and certain affiliates of Mr. Chaudhary $92,900 and $26,300 for administrative services provided to such companies during 1995 and 1996, respectively. Such administrative services consisted largely of Mr. Chaudhary's time. Of such amounts, $43,100 was unpaid at December 31, 1996.

        During 1996, a subsidiary of CAPCO participated in the drilling of one of the Company's exploratory wells on the same basis as did the Company. The Company has billed the subsidiary a total of $112,200 of which $64,700 was outstanding at year-end.

        During 1996, the Company provided a short term advance to SEDCO amounting to $10,000, all of which was repaid subsequent to year-end 1996. No interest was charged on the advance.

        During 1996, the Company loaned $300,000 to Mr. Chaudhary, evidenced by a promissory note bearing interest at the rate of prime plus 0.75%. Interest is due in quarterly installments and principal is due April 30, 1998. At year end, the note was current. The note is secured by Mr. Chaudhary's vested, but unexercised, options to acquire Common Stock of the Company.

        During 1996 the Company loaned $30,000 to William J. Hickey, a Director. Such loan is evidenced by an unsecured promissory note due June 30, 1997, with interest of 9% payable at maturity. At year end, the note was current.

         Rodney C. Hill, a Director, is the sole stockholder of Rodney C. Hill, A Professional Corporation, which acts as general counsel to the Company. It is expected that during 1997, such corporation will render further legal services to the Company pursuant to a retainer agreement, which may be cancelled by the Company at any time, and pursuant to which such corporation receives an annual retainer of $126,000. It is expected that during 1997, Mr. Hill will be granted options to acquire up to 100,000 shares of the Common Stock of the Company at a price which is not less than the current fair market value of the Common Stock at the time of grant, and which will vest over a period of five years. It is expected that Mr. Hill will also join the Board of Directors of Capco and that the corporation will render legal services to Capco.

         Ronald D. Ormand, a Director, is a Manaaging Director of Oppenheimer, Inc., which has rendered investment banking services to the Company. It is expected that during 1997, Oppenheimer, Inc. will render additional investment banking services to the Company.

         William N. Hagler, a Director, is the president of Unico, Inc. It is expected that Mr. Hagler will also become an officer and join the Board of Directors of Capco in 1997.


                               FILING DISCLOSURE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder require the Company's officers and Directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in the ownership with the Securities and Exchange Commission and to furnish the Company with copies.

         Based upon its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, Directors, and greater than 10% beneficial owners were complied with, except that, due to an administrative oversight, a report on Form 4 required to be filed by Mr. Chaudhary to report the disposition of 32,000 shares of the Company's Common Stock by Capco and his beneficial ownership of these shares, was filed after such report was due to be filed.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P. were independent accountants for the Company for the year ended December 31, 1996. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and to be available to respond to appropriate questions.

                    SUBMISSION OF PROPOSALS BY STOCKHOLDERS

         In order to be eligible for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders, anticipated to be held in May 1998, any proposal by a stockholder must be received by the Company in writing at its principal office in Santa Maria, California by December 31, 1997.

                                 OTHER BUSINESS

         The Board of Directors does not know of any business to be presented for consideration at the Annual Meeting of Stockholders other than that stated in the Notice of Annual Meeting of Stockholders. It is intended, however, that persons authorized under the proxies solicited from the Stockholders by the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SABA PETROLEUM COMPANY


                                        Walton C. Vance
                                        Secretary


Santa Maria, California
April 25, 1997

                                                                       EXHIBIT A



                          AGREEMENT AND PLAN OF MERGER
               OF SABA PETROLEUM COMPANY, A DELAWARE CORPORATION,
               AND SABA PETROLEUM COMPANY, A COLORADO CORPORATION


        THIS AGREEMENT AND PLAN OF MERGER dated as of March 31, 1997 (the "Agreement") is between Saba Petroleum Company, a Delaware corporation ("Saba Delaware"), and Saba Petroleum Company, a Colorado corporation ("Saba Colorado"). Saba Delaware and Saba Colorado are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

A. Saba Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 200,000,000 shares, $.001 par value, of which 150,000,000 shares are designated "Common Stock," and 50,000,000 shares are designated "Preferred Stock." The Preferred Stock of Saba Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of March 31, 1997, 100 shares of Common Stock were issued and outstanding, all of which are held by Saba Colorado, and no shares of Preferred Stock were issued and outstanding.

B. Saba Colorado is a corporation duly organized and existing under the laws of the State of Colorado and has an authorized capital of 200,000,000 shares, no par value, of which 150,000,000 are designated "Common Stock," and 50,000,000 shares are designated "Preferred Stock." The Preferred Stock of Saba Colorado is undesignated as to series, rights, preferences, privileges or restrictions. As of March 31, 1997, 10,625,321 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

C. The Board of Directors of Saba Colorado has determined that, for the purpose of effecting the reincorporation of Saba Colorado in the State of Delaware, it is advisable and in the best interests of Saba Colorado and its shareholders that Saba Colorado merge with and into Saba Delaware upon the terms and conditions herein provided.

D. The respective Boards of Directors of Saba Delaware and Saba Colorado have approved this Agreement and have directed that this Agreement be submitted to a vote of the respective shareholders of Saba Colorado and executed by the undersigned officers.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Saba Delaware and Saba Colorado hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

        1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Colorado Business Corporation Act, Saba Colorado shall be merged with and into Saba Delaware (the "Merger"), the separate existence of Saba Colorado shall cease and Saba Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Saba Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Saba Petroleum Company

        1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

                (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Colorado Business Corporation Act;

                (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                (c) An executed Articles of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

                (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Colorado Business Corporation Act shall have been filed with the Secretary of State of the State of Colorado.

        The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

        1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Saba Colorado shall cease and Saba Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Saba Colorado's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Saba Colorado in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Saba Colorado in the same manner as if Saba Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Colorado General Corporation Law.


                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 Certificate of Incorporation. The Certificate of Incorporation of Saba Delaware as in effect immediately prior to the Effective Date of the Merger, a copy of which is attached hereto as Appendix A, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2 Bylaws. The Bylaws of Saba Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3 Directors and Officers. The directors and officers of Saba Colorado immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

        3.1 Saba Colorado Common Stock. Upon the Effective Date of the Merger, each share of Saba Colorado Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

        3.2 Saba Colorado Options and Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 1996 Incentive Equity Plan and the 1997 Directors' Option Plan) and all other employee benefit plans (including without limitation the Employee Qualified Stock Purchase Plan) of Saba Colorado. Each outstanding and unexercised option or other right to purchase a security convertible into Saba Colorado Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Saba Colorado Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Saba Colorado option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of Saba Colorado.

        A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Saba Colorado Common Stock so reserved immediately prior to the Effective Date of the Merger.

        3.3 Saba Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of Saba Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Saba Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

        3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Saba Colorado Common Stock may, at such stockholder's option, surrender the same for cancellation to Harris Bank, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of Saba Colorado Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Saba Colorado Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of Saba Colorado Common Stock were converted in the Merger.

        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Saba Colorado so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

        If any certificate for shares of Saba Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Saba Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Saba Delaware that such tax has been paid or is not payable.


                                   IV. GENERAL

        4.1 Covenants of Saba Delaware. Saba Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

                (a) Qualify to do business as a foreign corporation in the State of Colorado and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the Colorado Business Corporation Act; and

                (b) Take such other actions as may be required by the Colorado Business Corporation Act .

        4.2 Further Assurances. From time to time, as and when required by Saba Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Saba Colorado such deeds and other instruments, and there shall be taken or caused to be taken by Saba Delaware and Saba Colorado such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Saba Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Saba Colorado and otherwise to carry out the purposes of this Agreement, and the officers and directors of Saba Delaware are fully authorized in the name and on behalf of Saba Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Saba Colorado or Saba Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Saba Colorado or by the sole stockholder of Saba Delaware, or by both.

        4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Colorado and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

        4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

        4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation 3201 Skyway Drive, Suite 201, Santa Maria, California 93455 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

        4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Colorado Business Corporation Act.

        4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        4.9 Service of Process. The Surviving Corporation shall be deemed to have authorized service of process on it in connection with any proceeding to enforce any obligation or rights of dissenting shareholders of Saba Colorado, if any, or in any proceeding based on a course of action arising with respect to Saba Colorado, if any, by registered or certified mail, return receipt requested, to the address of Saba Delaware set forth in paragraph 4.6.

        IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Saba Delaware and Saba Colorado, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

        SABA PETROLEUM COMPANY
        a Delaware corporation


        By: __________________________________
            Ilyas Chaudhary, President

            ATTEST:



        By: __________________________________
             Walton C. Vance, Secretary

        SABA PETROLEUM COMPANY
        a Colorado corporation


        By: __________________________________
             Ilyas Chaudhary, President

        ATTEST:



        By: __________________________________
             Walton C. Vance, Secretary

                                                                       EXHIBIT B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SABA PETROLEUM COMPANY

        Pursuant to Section 245 of the General Corporation Law of Delaware, Saba Petroleum Company, a Delaware corporation (the "Corporation"), having originally filed a Certificate of Incorporation with the Secretary of State of the State of Delaware on July 8, 1996, under the name "Saba Petroleum of Michigan, Inc.," does hereby amend and restate its Certificate of Incorporation as follows:

                                   ARTICLE I

                              NAME OF CORPORATION

        The name of this Corporation shall hereby be changed from Saba Petroleum of Michigan, Inc., to "Saba Petroleum Company."

                                   ARTICLE II

                               REGISTERED OFFICE

        The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, in the city of Dover, County of Kent, and the name of its registered agent at that address is National Registered Agents, Inc.

                                  ARTICLE III

                                    PURPOSE

        The Purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

                            AUTHORIZED CAPITAL STOCK

        The total number of shares of all classes of stock which the corporation shall have the authority to issue shall be 200,000,000 shares, consisting of 150,000,000 shares common stock, with a par value of one tenth of one cent ($.001) per share and 50,000,000 shares of preferred stock, with a par value of one tenth of one cent ($.001) per share (the "Preferred Stock").

        The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to fix, by resolution or resolutions providing for the issue of any series of Preferred Stock the number of shares included in such series and the voting power, designations, preferences and relative participating optional qualifications, limitations or restrictions thereof, and except as otherwise provided in respect of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decreases shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitles to vote irrespective of Section 242 of the General Corporation Law or any successor provision requiring that such an increase or decrease be voted upon the holders of the Preferred Stock voting as a separate class.

                                   ARTICLE V

                               BOARD OF DIRECTORS


        1. The management of the business and the conduct if the affairs of the Corporation shall be vested in its Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning - to wit, the total number of directors that the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

        2. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock that is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provision of paragraph (c)(2) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class that is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

        3. To the fullest extent permitted by the Delaware General Corporation law, as the same exists or may hereafter be amended (provided that the effect of any such amendment shall be prospective only) (the "Delaware Law"), a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The corporation may, to the fullest extent permitted by the Delaware Law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person. The corporation may create a trust fund, grant a security interest or use other means (including without limitation a letter of credit) to ensure the payment of such sums as may become necessary to effect the indemnification provided herein shall include expenses (including attorneys' fees), judgements, fines and amounts paid in settlement and any such expenses shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person seeking indemnification to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. The indemnification provided herein shall not be deemed to limit the right of the corporation to indemnify any other person for any such expenses to the fullest extent permitted by the Delaware Law, not shall it be deemed exclusive of any other rights to which any person seeking indemnification from the corporation may be entitled under any agreement, the corporation's Bylaws, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The corporation may, but only to the extent that the Board of Directors may (but shall not be obligated to) authorize from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article as they apply to the indemnification and advancement of expenses of directors and officers of the corporation. No repeal or modification of this Article V by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this Article V at the time of such repeal or modification.

                                   ARTICLE VI

                                CORPORATE POWER

        The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                  ARTICLE VII

                       CREDITOR COMPROMISE OR ARRANGEMENT

        Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in the number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence or such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

        I, Walton C. Vance, being the duly elected and acting Secretary of the Corporation, do hereby certify that this Amended and Restated Certificate of Incorporation was duly adopted on May ____, 1997, in accordance with Section 245 of the General Corporation Law of the State of Delaware, and that the facts stated herein are true.



                                                ------------------------------
                                                Walton C. Vance
                                                Secretary

                                                                      EXHIBIT C

                                   BYLAWS OF

                             SABA PETROLEUM COMPANY
                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE I--CORPORATE OFFICES.............................................    1
   1.1  REGISTERED OFFICE................................................    1
   1.2  OTHER OFFICES....................................................    1
ARTICLE II--MEETINGS OF STOCKHOLDERS.....................................    1
   2.1  PLACE OF MEETINGS................................................    1
   2.2  ANNUAL MEETING...................................................    1
   2.3  SPECIAL MEETING..................................................    1
   2.4  NOTICE OF STOCKHOLDERS' MEETINGS.................................    2
   2.5  ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER
        BUSINESS.........................................................    2
   2.6  MANNER OF GIVING NOTICE: AFFIDAVIT OF NOTICE.....................    2
   2.7  QUORUM...........................................................    2
   2.8  ADJOURNED MEETING; NOTICE........................................    3
   2.9  VOTING...........................................................    3
   2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING..........    3
   2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.......................    3
   2.12 PROXIES..........................................................    4
   2.13 ORGANIZATION.....................................................    4
   2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE............................    4
ARTICLE III--DIRECTORS...................................................    4
   3.1  POWERS...........................................................    4
   3.2  NUMBER OF DIRECTORS..............................................    5
   3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS.........................    5
   3.4  RESIGNATION AND VACANCIES........................................    5
   3.5  REMOVAL OF DIRECTORS.............................................    6
   3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE.........................    6
   3.7  FIRST MEETINGS...................................................    6
   3.8  REGULAR MEETINGS.................................................    7
   3.9  SPECIAL MEETINGS; NOTICE.........................................    7
   3.10 QUORUM...........................................................    7
   3.11 WAIVER OF NOTICE.................................................    7
   3.12 ADJOURNMENT......................................................    7
   3.13 NOTICE OF ADJOURNMENT............................................    8
   3.14 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING................    8
   3.15 FEES AND COMPENSATION OF DIRECTORS...............................    8
   3.16 APPROVAL OF LOANS TO OFFICERS....................................    8
   3.17 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION...........    8

ARTICLE IV--COMMITTEES...................................................    8
   4.1  COMMITTEES OF DIRECTORS..........................................    8
   4.2  MEETINGS AND ACTION OF COMMITTEES................................    9
   4.3  COMMITTEE MINUTES................................................    9
ARTICLE V--OFFICERS......................................................    9
   5.1  OFFICERS.........................................................    9
   5.2  ELECTION OF OFFICERS.............................................    10
   5.3  SUBORDINATE OFFICERS.............................................    10
   5.4  REMOVAL AND RESIGNATION OF OFFICERS..............................    10
   5.5  VACANCIES IN OFFICES.............................................    10
   5.6  CHAIRMAN OF THE BOARD............................................    11
   5.7  PRESIDENT........................................................    11
   5.8  VICE PRESIDENT...................................................    11
   5.9  SECRETARY........................................................    11
   5.10 CHIEF FINANCIAL OFFICER..........................................    11
   5.11 ASSISTANT SECRETARY..............................................    12
   5.12 ADMINISTRATIVE OFFICERS..........................................    12
   5.13 AUTHORITY AND DUTIES OF OFFICERS.................................    12
ARTICLE VI--INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER
 AGENTS..................................................................    13
   6.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS........................    13
   6.2  INDEMNIFICATION OF OTHERS........................................    13
   6.3  INSURANCE........................................................    14
ARTICLE VII--RECORDS AND REPORTS.........................................    14
   7.1  MAINTENANCE AND INSPECTION OF RECORDS............................    14
   7.2  INSPECTION BY DIRECTORS..........................................    14
   7.3  ANNUAL STATEMENT TO STOCKHOLDERS.................................    14
   7.4  REPRESENTATION OF SHARES OF OTHER CORPORATIONS...................    14
   7.5  CERTIFICATION AND INSPECTION OF BYLAWS...........................    15
ARTICLE VIII--GENERAL MATTERS............................................    15
   8.1  RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING............    15
   8.2  CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS........................    15
   8.3  CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED................    15
   8.4  STOCK CERTIFICATES; TRANSFER, PARTLY PAID SHARES.................    16
   8.5  SPECIAL DESIGNATION ON CERTIFICATES..............................    16
   8.6  LOST CERTIFICATES................................................    17
   8.7  TRANSFER AGENTS AND REGISTRARS...................................    17
   8.8  CONSTRUCTION; DEFINITIONS........................................    17
ARTICLE IX--AMENDMENTS...................................................    17

                                     BYLAWS

                                       OF

                             SABA PETROLEUM COMPANY
                            (A DELAWARE CORPORATION)

                                    ARTICLE I

                                Corporate Offices

1.1 Registered Office

        The registered office of the corporation shall be fixed in the Certificate of Incorporation of the corporation.

1.2 Other Offices

        The Board of Directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            Meetings of Stockholders

2.1 Place of Meetings

        Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2 Annual Meeting

        The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of stockholders shall be held on the first Friday in June in each year at 10:30 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

2.3 Special Meeting

        A special meeting of the stockholders may be called at any time by the Board of Directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes of all shares of stock owned by stockholders entitled to vote at that meeting.

        If a special meeting is called by any person or persons other than the Board of Directors or the president or the chairman of the Board, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the Board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.6 of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty
(20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this
Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4 Notice of Stockholders' Meetings

        All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 Advance Notice of Stockholder Nominees and Stockholder Business

        To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder.

2.6 Manner of Giving Notice; Affidavit of Notice

        Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

        An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7 Quorum

        The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these Bylaws.

        When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

        If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8 Adjourned Meeting; Notice

        When a meeting is adjourned to another time and place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9 Voting

        The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

        Except as may be otherwise provided in the Certificate of Incorporation or these Bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.10 Stockholder Action by Written Consent Without a Meeting

        Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consents shall be delivered to the corporation by delivery to it registered office in the state of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

2.11 Record Date for Stockholder Notice; Voting

        For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

        If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

        A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

        The record date for any other purpose shall be as provided in Section
8.1 of these Bylaws.

2.12 Proxies

        Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13 Organization

        The president, or in the absence of the president, the chairman of the Board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 List of Stockholders Entitled to Vote

        The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   Directors

3.1 Powers

        Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

3.2 Number of Directors

        The Board of Directors shall consist of seven (7) members. The number of Directors may be changed by an amendment to this bylaw, duly adopted by the Board of Directors or by the stockholders, or by a duly adopted amendment to the Certificate of Incorporation.

3.3 Election and Term of Office of Directors

        Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 Resignation and Vacancies

        Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

        Vacancies in the Board of Directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

        Unless otherwise provided in the Certificate of Incorporation or these
Bylaws:

    (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

    (ii) Whenever the holders of any class or classes of stock or series




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

thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

        If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

        If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

3.5 Removal of Directors

        Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

3.6 Place of Meetings; Meetings by Telephone

        Regular meetings of the Board of Directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

        Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in the meeting can hear one another; and all such participating Directors shall be deemed to be present in person at the meeting.

3.7 First Meetings

        The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

3.8 Regular Meetings

        Regular meetings of the Board of Directors may be held without notice at such time as shall from time to time be determined by the Board of Directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

3.9 Special Meetings; Notice

        Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.10 Quorum

        A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
3.12 of these Bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of the Certificate of Incorporation and applicable law.

        A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

3.11 Waiver of Notice

        Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

3.12 Adjournment

        A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

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

3.13 Notice of Adjournment

        Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four
(24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in
Section 3.9 of these Bylaws, to the directors who were not present at the time of the adjournment.

3.14 Board Action by Written Consent Without a Meeting

        Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the Board of Directors.

3.15 Fees and Compensation of Directors

        Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.16 Approval of Loans to Officers

        The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.17 Sole Director Provided by Certificate of Incorporation

        In the event only one director is required by these Bylaws or the Certificate of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the Board of Directors.

                                   ARTICLE IV

                                   Committees

4.1 Committees of Directors

        The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one (1) or more committees,



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

each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation),(ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the Bylaws of the corporation; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2 Meetings and Action of Committees

        Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these
Bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section
3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

4.3 Committee Minutes

        Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

                                   ARTICLE V

                                    Officers

5.1 Officers

        The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have,



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

at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

        In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these Bylaws.

5.2 Election of Officers

        The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these Bylaws, shall be chosen by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the Board of Directors may from time to time determine.

5.3 Subordinate Officers

        The Board of Directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine.

        The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these Bylaws.

5.4 Removal and Resignation of Officers

        Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the Board of Directors, by any Corporate Officer upon whom such power of removal may be conferred by the Board of Directors.

        Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

        Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

5.5 Vacancies in Offices

        A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

5.6 Chairman of the Board

        The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these Bylaws.

5.7 President

        Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

5.8 Vice Presidents

        In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the president or the chairman of the board.

5.9 Secretary

        The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

        The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

        The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other



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

powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

5.10 Chief Financial Officer

        The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

        The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

5.11 Assistant Secretary

        The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

5.12 Administrative Officers

        In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these Bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these Bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the Board of Directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the Board of Directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the Board of Directors.

5.13 Authority and Duties of Officers

        In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors.

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



                                   ARTICLE VI

                Indemnification of Directors, Officers, Employees
                                and Other Agents

6.1 Indemnification of Directors and Officers

        The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

        The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

        The corporation shall pay the expenses (including attorneys' fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

        The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

        Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 Indemnification of Others

        The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation.

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

For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 Insurance

        The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                   ARTICLE VII

                               Records and Reports

7.1 Maintenance and Inspection of Records

        The corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records of its business and properties. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 Inspection by Directors

        Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3 Annual Statement to Stockholders

        The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4 Representation of Shares of Other Corporations

        The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant



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

secretary of this corporation, or any other person authorized by the Board of Directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5 Certification and Inspection of Bylaws

        The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                 ARTICLE VIII

                               General Matters

8.1 Record Date for Purposes Other Than Notice and Voting

        For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

        If the Board of Directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the applicable resolution.

8.2 Checks; Drafts; Evidences of Indebtedness

        From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 Corporate Contracts and Instruments: How Executed

        The Board of Directors, except as otherwise provided in these Bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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

8.4 Stock Certificates; Transfer; Partly Paid Shares

        The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

        Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

        Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

        The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 Special Designation on Certificates

        If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6 Lost Certificates

        Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7 Transfer Agents and Registrars

        The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

8.8 Construction; Definitions

        Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shallgovern the construction of these Bylaws. Without limiting the generality of this provision, as used in these Bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                               ARTICLE IX

                               Amendments

        The original or other Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

        Whenever an amendment or new bylaw is adopted, it shall be copied in the book of Bylaws with the original Bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                                                       EXHIBIT D




                             SABA PETROLEUM COMPANY


                           1997 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                             SABA PETROLEUM COMPANY

               1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                               TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
1.       Purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

2.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1

3.       Shares Available under the Plan  . . . . . . . . . . . . . . . . . . . . . .       2

4.       Automatic Grants of Nonqualified Options to Nonemployee  . . . . . . . . . .
         Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2

5.       Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

6.       Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

7.       Administration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . .       3

8.       Amendments and Other Matters . . . . . . . . . . . . . . . . . . . . . . . .       3

9.       No Additional Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

10.      Securities Law Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

11.      Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

12.      Termination of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .       5

                             SABA PETROLEUM COMPANY

               1997 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


         1. Purposes. The purposes of this Plan are to encourage outside Directors of Saba Petroleum Company ("Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

         2.      Definitions.  As used in this Plan:

         "BOARD" means the Board of Directors of the Corporation.

         "CHANGE IN CONTROL" has the meaning set forth in Section 11.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the Committee described in Section 7 of this Plan.

         "COMMON SHARES" means (i) shares of the Common Stock, $.001 par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in
Section 5 of this Plan.

         "DATE OF GRANT" means the date on which a grant of Nonqualified Options shall become effective as provided in Section 4(a).

         "DIRECTOR" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.

         "DISABILITY" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

         "EFFECTIVE DATE" means _____________________,1997.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "MARKET VALUE" as of a given date means (a) the closing sale price of the Common Shares on the American Stock Exchange (the "AMEX"), or (b) if the price of the Common Shares is not reported on the AMEX, the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (c) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

         "NONQUALIFIED OPTION" means an option to purchase shares of Common Stock that is not intended to qualify as an incentive stock option under
Section 422 of the Code.

         "OPTIONEE" means the Director so designated in an agreement evidencing an outstanding Option Right.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

         "PLAN" means the Saba Petroleum Company 1997 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

         "TERMINATION OF SERVICE" means the time at which the Optionee ceases to serve as a member of the Board for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

         "VOTING STOCK" has the meaning set forth in Section 1(a).

         3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to Sections 3(b) and 5 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 250,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

         (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been cancelled or terminated shall again be available for the grant of Option Rights under this Plan.

         4.      AUTOMATIC GRANTS OF NONQUALIFIED OPTIONS TO NONEMPLOYEE
                 DIRECTORS.

         (a) The following Nonqualified Options shall be granted under this
Plan:

                 (i) As of the Effective Date of this Plan, an option to purchase 3,000 Common Shares is granted to each person who on such date is an incumbent Director of the Corporation, and a Nonqualified Option to purchase 3,000 Common Shares shall be automatically granted to each such person on the first day following the next annual stockholder's meeting of each year thereafter for so long as he or she continues to serve as a Non-Employee Director.

                 (ii) With respect to each person who first becomes a Director of the Corporation after the Effective Date of this Plan, an option to purchase 3,000 Common Shares shall be automatically granted as of the date such person first becomes a Director, and a Nonqualified Option to purchase 3,000 Common Shares shall be automatically granted to each such person on the first day following the next annual stockholder's meeting of each year thereafter for so long as he or she continues to serve as a Non-Employee Director and provided that he or she has served as a Non-Employee Director for at least six months prior thereto.

         (b) The Option Price per share of each Nonqualified Option shall be the Market Value per Common Share as of the Date of Grant.

         (c)     (i)      Subject to subsection (ii) of this Section 4(c) and
Section 12 of this Plan, each Nonqualified Option, until terminated as provided in Section 4(d), shall become exercisable to the extent of 20% of the Common Shares subject thereto on the first anniversary of Date of Grant and to the extent of an additional 20% of the Common Shares subject thereto after each of the first four anniversaries of such date, for so long as the Optionee continues to serve as a member of the Board of Directors. To the extent exercisable, each Nonqualified Option shall be exercisable in whole or in part from time to time.

                 (ii) If an Optionee ceases to be a Director by reason of death or Disability, all Nonqualified Options held by such Optionee that would have otherwise become exercisable had such Director continuously served as a Director through the date of the Corporation's annual meeting of stockholders immediately following such death or Disability shall, notwithstanding subsection (i) of this
         Section 4(c), become immediately exercisable in full.

         (d) Each Nonqualified Option shall terminate on the earliest of the following dates:

                 (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

                 (ii) One (1) year following the effective date of the Optionee's Termination of service, if such Termination of Service results from Optionee's death or Disability; or

                 (iii)    Ten (10) years from the Date of Grant.

         (e) The Option Price shall be payable (a) in cash or by check acceptable to the Corporation, (b) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (c) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         (f) Nonqualified Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.

         5. ADJUSTMENTS. The Committee shall make or provide for such adjustments in the number of Common Shares covered by awards made hereunder, the Option Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 5.

         6. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

         7. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in
Section 4, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to the Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of the Plan.

         (b) Subject to subsection (a) of this Section 7, the interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         8. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3; provided, further, that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act, or the rules promulgated thereunder. No amendment or termination of the Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.

         (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or (ii) such grant, award, election or amendment disqualified any optionee as a "disinterested person" within the meaning of Rule 16b-3.

         9. NO ADDITIONAL RIGHTS. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Articles of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

         10. SECURITIES LAW MATTERS. (a) The Corporation may require any Optionee, as a condition of receiving option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

         (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

         11. CHANGE IN CONTROL. Upon a Change in Control (as hereinafter defined), all Nonqualified Options held by an Optionee that would become exercisable with respect to such Optionee's service as a Director through the date of the Corporation's annual meeting of stockholders immediately following such Change in Control shall, notwithstanding Section 4(c) of this Plan, become immediately exercisable in full. If any event or series of events constituting a change in control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of section 4(c) shall be reinstated but without prejudice to any exercise of any Option Right that may have occurred prior to such nullification. For purposes of this Plan, "Change in Control," means the occurrence of any of the following events:

         (a) The execution by the Corporation of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors of the Corporation ("Voting Stock") immediately prior to such transaction;

         (b) The execution by the Corporation of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Corporation immediately prior to such sale or transfer.

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Shares on the Effective Date) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
Act) of securities representing a majority or more of the combined voting power of the then- outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

         (d) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Corporation cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this subsection (d) each Director who is first elected, or first nominated for election by the Corporation's stockholders, by a vote of at least two-thirds of the Directors of the Corporation (or a committee thereof) then still in office who were Directors of the Corporation at the beginning of any such period shall be deemed to have been a Director of the Corporation at the beginning of such period; or

         (e) except pursuant to a transaction described in the proviso to subsection (a) of this Section 11, the Corporation adopts a plan for the liquidation or dissolution of the Corporation.

         Notwithstanding the foregoing, to the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act (i) except in the case of death or Disability, an Optionee shall not be entitled to exercise any Option Rights granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the Date of Grant of such Option Rights, or (ii) at least six months shall elapse from the Date of Grant of such Option Rights to the date of disposition of the Common Shares acquired upon exercise of such Option Rights.

         12. TERMINATION OF THE PLAN. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the stockholders of the Corporation.

PROXY


                             SABA PETROLEUM COMPANY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SABA PETROLEUM COMPANY FOR ITS 1997 ANNUAL MEETING OF STOCKHOLDERS

          The undersigned stockholder of SABA PETROLEUM COMPANY, a Colorado corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 25, 1997, and hereby appoints Ilyas Chaudhary and Walton C. Vance, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of SABA PETROLEUM COMPANY to be held on May 30, 1997, at 10:30 am, at the Airport Hilton Hotel located at 5711 West Century Boulevard, Los Angeles, California and at any adjournment or postponement thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present upon such business as may properly come before the meeting, including the items on the reverse side of this form.

          This proxy when properly executed will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of Directors, FOR the approval of a change in the Company's state of incorporation, FOR the Approval of the Company's 1997 Stock Option Plan For Non-Employee Directors.

          PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on the other side.)

       PLEASE MARK VOTE IN THE FOLLOWING MANNER [X] USING DARK INK ONLY.

1.   ELECTION OF DIRECTORS:


     FOR all Nominees  [ ]

     WITHHOLD AUTHORITY for all Nominees  [ ]

     You may withhold authority to vote for any Nominee by clearly lining through or otherwise striking out the name of such Nominee below.


                                                            CUMULATIVE
                               FOR    AGAINST    ABSTAIN    VOTING ONLY*
     Ilyas Chaudhary           [ ]      [ ]        [ ]        _____
     Alex S. Cathcart          [ ]      [ ]        [ ]        _____
     Walton C. Vance           [ ]      [ ]        [ ]        _____
     William N. Hagler         [ ]      [ ]        [ ]        _____
     Rodney C. Hill            [ ]      [ ]        [ ]        _____
     Ronald D. Ormand          [ ]      [ ]        [ ]        _____
     Faysal Sohail             [ ]      [ ]        [ ]        _____


     * DO NOT FILL IN THIS COLUMN UNLESS YOU ELECT CUMULATIVE VOTING. If cumulative voting is elected by one or more stockholders and this column is left blank, a number of votes equal to the number of shares of Common Stock represented by this Proxy will be voted "FOR," "AGAINST," or will be "ABSTAINED," as the case may be (as indicated by you in one of the three columns to the left), with respect to each Nominee who is listed and whose name is not crossed out. If you elect cumulative voting, follow the procedure set forth on page 2 of the Proxy Statement accompanying this Proxy, and enter the number of votes cast for each listed Nominee.

2. Proposal to approve a change in the Company's state of incorporation from Colorado to Delaware by merging Saba Petroleum Company with and into its wholly owned subsidiary, which subsidiary shall be the surviving corporation.

                 FOR     AGAINST     ABSTAIN
                 [ ]       [ ]         [ ]

3. Proposal to approve the Company's 1997 Stock Option Plan for Non-Employee Directors.

                 FOR     AGAINST     ABSTAIN
                 [ ]       [ ]         [ ]

4. Proposal to ratify Coopers & Lybrand L.L.P. as Independent Accountants of the Company.

                 FOR     AGAINST     ABSTAIN
                 [ ]       [ ]         [ ]

(This Proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature _________________________________________________ Date:________, 1997

Capacity __________________________

No. of Shares _____________________


Signature _________________________________________________ Date:________, 1997

Capacity __________________________

No. of Shares _____________________